Exhibit 99.1
KBR Announces Future Board of Directors for Trinzic

Board brings deep expertise across national security, space, technology and public company leadership

HOUSTON, November 9, 2026 – KBR (NYSE: KBR) announced today the future Board of Directors for Trinzic, the planned spin-off of its Mission Technology Solutions business. Trinzic is expected to launch on January 4, 2027, as a national security, space and technology company built on decades of expertise, trusted customer relationships and proven performance in the world's most demanding environments.

Wendy M. Masiello, a retired U.S. Air Force lieutenant general, is expected to serve as Chair of Trinzic’s board. Michael LaRouche, President and Chief Executive Officer-Designate of Trinzic, is also expected to serve as a director. The eight-member board brings extensive experience leading complex organizations across defense, national security, space and technology, as well as deep expertise in corporate finance, governance and executive leadership.

“We built this board to align with the breadth of Trinzic’s capabilities and the critical missions it supports in space and intelligence, defense modernization, global operations and human performance,” said Stuart Bradie, KBR Chair, President and Chief Executive Officer. “Together, these directors will provide the governance and oversight needed to guide Trinzic through its next chapter, drawing on perspectives from the military, public company boardrooms and complex global organizations.”

“Trinzic will benefit from a board that deeply understands what we do, where we’re going and what differentiates us,” said LaRouche. “The highest-performing companies are built on a shared understanding between the board and management, and I’m confident this group of directors will create that strategic advantage for Trinzic.”

The board appointments are expected to become effective upon completion of the planned spin-off. The appointments and the separation remain subject to final approval by KBR's Board of Directors and other customary conditions.

Biographical Information

Nchacha E. Etta currently serves as Executive Vice President and Chief Financial Officer of U.S. Physical Therapy, Inc. Before that, he served as Executive Vice President and Chief Financial Officer of Omnicell, Inc. He previously held CFO roles at Essilor of America and Johnson & Johnson Vision as well as senior finance roles at The Coca-Cola Company. Earlier in his career, he worked at Microsoft, Eli Lilly & Company and The Carlyle Group. Mr. Etta, who currently serves on KBR’s board, plans to retire from KBR’s board and transition to Trinzic’s board in connection with the spin-off.

Carol Hibbard spent more than 25 years at The Boeing Company, including as Senior Vice President & Corporate Controller and CFO of Boeing Defense, Space & Security. She later served as CFO of Symbotic Inc. and currently leads CJH Advisory. Her career began as an Operations Research Analyst with the Department of War.

Michael LaRouche will serve as Trinzic's President and CEO and joined the company in September. He brings more than three decades of leadership experience across defense, space, intelligence and government services, including leadership of teams and missions in the U.S., U.K. and Australia. He previously served as CEO of Serco North America and as President of the National Security and Space Sector at SAIC. He held earlier senior leadership roles at Raytheon and Lockheed Martin.

Retired Lt. Gen. Wendy M. Masiello served 36 years in the U.S. Air Force, culminating in her role as Director of the Defense Contract Management Agency. Her military career also included Deputy Assistant Secretary (Contracting) and Program Executive Officer for the Air Force’s Service Acquisition portfolio. Since retiring from active duty, she has led Wendy Mas Consulting and held board positions with KBR and StandardAero. Gen. Masiello, who currently serves on KBR’s board, plans to retire from KBR’s board and transition to Trinzic’s board in connection with the spin-off.

Retired Gen. B. Chance Saltzman concluded a 34-year military career in November 2026 as the second Chief of Space Operations of the U.S. Space Force, the branch’s highest-ranking military officer. He previously served as the Space Force’s Chief Operations Officer and Deputy Chief of Space Operations for Operations, Cyber & Nuclear. Earlier, he held senior positions in the U.S. Air Force, including Deputy Commander of U.S. Air Forces Central Command.

Rakesh Sharma held executive leadership positions at Ultra Electronics for nearly three decades, including CEO and Chief Operating Officer. He currently serves as chair of Horizon Technologies and Kromek Group and as a non-executive director of Mony Group, and he is a Strategic Advisor to RCK Partners.

Mark W. Sopp currently serves as Executive Vice President, Strategic Transactions at KBR. He was previously Executive Vice President and CFO at KBR and, earlier in his career, held CFO roles at Leidos and SAIC. He will retire from KBR and join the Trinzic board once the spin-off transaction is complete. His deep knowledge of the Mission Technology Solutions business will provide valuable continuity as Trinzic launches as an independent company.

Retired Vice Adm. James A. Syring capped a 32-year U.S. Navy career as Director of the Missile Defense Agency. His military experience spanned surface warfare, missile defense and major defense acquisition programs. After retiring from active duty, he held senior leadership positions at USAA before becoming chief executive officer of Avio USA in 2023.

About KBR
KBR is a global, capital-light lifecycle solutions company serving customers in high-complexity industrial, energy and infrastructure markets. Through its advisory, technical, engineering and operating expertise, KBR helps customers shape investments, reduce risk, deploy complex technologies, improve performance and deliver reliable outcomes across the asset lifecycle.

Following the planned separation of the Mission Technology Solutions business, KBR will operate as a focused standalone company with differentiated customer relationships, global execution capabilities and a capital-efficient business model. The company is positioned to benefit from long-term secular growth trends across energy security, energy transition, industrial modernization, and infrastructure investment. KBR's 16,000 employees operate across more than 30 countries.

About Trinzic
KBR’s Mission Technology Solutions business is expected to be spun off as an independent public company in January 2027 and will then operate under the new name Trinzic. The name is inspired by the word intrinsic, reflecting the essential capabilities, deep expertise, speed and trusted performance that have defined the business for decades. Trinzic will enter the market as a global company and partner to customers supporting some of the highest priority missions across national security, human performance, global operations and space. Trinzic will launch with more than $5 billion in annual revenue, established partnerships and contracts, 20,000 employees and a global footprint.

Forward Looking Statements
The statements in this press release that are not historical statements, including statements regarding the planned spin-off of Trinzic and its future Board of Directors, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks, uncertainties and assumptions, many of which are beyond the company’s control, that could cause actual results to differ materially from the results expressed or implied by the statements. These risks, uncertainties and assumptions include, but are not limited to, those set forth in the Form 10 filed by Trinzic, KBR’s most recently filed Annual Report on Form 10-K, and any subsequent Form 10-Qs and 8-Ks and other U.S. Securities and Exchange Commission filings, which discuss some of the important risks, uncertainties and assumptions that the company has identified that may affect its business, results of operations and financial condition. Due to such risks, uncertainties and assumptions, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Except as required by law, the company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

For further information, please contact:

Investors
Rachael Goldwait
Vice President, Investor Relations
713-753-5082
Investors@kbr.com

Media
Caitlin Gardner
Director, Communications
713-753-3800
MediaRelations@kbr.com